                                                                  Exhibit 10(li)


                                 AMENDMENT NO. 3
                                     TO THE
                       THE NORTH AMERICAN COAL CORPORATION
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
              (AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 1, 1994)

                  The North American Coal Corporation hereby adopts this Amendment No. 3 to The North American Coal Corporation Supplemental Retirement Benefit Plan (as Amended and Restated Effective September 1, 1994) (the "Plan"), effective July 15, 1998. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    SECTION 1
                                    ---------

                  Section 3.3(1) of the Plan is hereby amended by adding the following sentence to the end thereof:

         "In addition, the Supplemental Retirement Benefit for a 1998 Window Participant who has not attained age 55 by January 4, 1999 may commence to be paid under this Plan at the time and in the form elected by such Participant; provided, however, that (i) if such Participant elects to commence the Supplemental Retirement Benefit before the earliest date on which the Actual Pension Plan Benefit becomes payable, the Supplemental Retirement Benefit payable hereunder shall be reduced by the Actual Pension Plan Benefit on the earliest date on which such Actual Pension Plan Benefit becomes payable under the Pension Plan,
         (ii) if such Participant does not elect to commence the Supplemental Retirement Benefit until on or after the earliest date on which the Actual Pension Plan Benefit becomes payable, the Supplemental Retirement Benefit payable hereunder shall be reduced by the Actual Pension Plan Benefit payable on the date on which the Supplemental Retirement Benefit commences, and (iii) for purposes of this sentence, the term "Actual Pension Plan Benefit" shall mean the monthly benefit that would be payable to the Participant or his Beneficiary under the Pension Plan if paid in the same form as the Supplemental Retirement Benefit."

                  EXECUTED this 30th day of October, 1998.

                                   THE NORTH AMERICAN COAL CORPORATION


                                   By:/s/Thomas A. Koza
                                      -----------------------------
                                      Title: Vice President-Law and
                                             Administration